UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 24, 2016

(Date of earliest event reported)

Golden Queen Mining Co. Ltd.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-21777

_____________________________________

British Columbia, Canada	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

#2300 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2

(Address of principal executive offices, including zip code)

(778) 373-1557

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2016, Golden Queen Mining Co. Ltd. (the “Company”) issued a press release announcing its 2015 year-end financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this report related to this item, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

On March 24, 2016, the Audit Committee of the Board of Directors (the “Audit Committee”) of Golden Queen Mining Co. Ltd. (the “Company”) concluded, after review and discussion with management and the Company’s independent registered public accounting firm, BDO Canada LLP (“BDO”), that the Company incorrectly accounted for its deferred tax liabilities for fiscal year ending December 31, 2014. The accounting error and related internal control issue described below were observed during preparation of the deferred tax calculations by the Company’s US tax consultant at December 2015 year end, and upon investigation by management, it was determined restatement of the consolidated financial statements and reevaluation of internal controls was necessary. As a result of this determination, the Company has restated its consolidated financial statements for the year ended December 31, 2014, the third quarter of 2014 and the three quarters of 2015 (the “Relevant Financial Statements”) within its financial statements for the year-ended December 31, 2015, to reflect this correction. Consequently, the Audit Committee concluded that the Relevant Financial Statements and related disclosures included in the Company’s annual report on Form 10-K for the year ended December 31, 2014 and each of the quarterly reports on Form 10-Q for the quarters ended September 30, 2014, March 31, June 30 and September 30, 2015 should no longer be relied upon. Management’s report on internal controls over financial reporting for the year ended December 31, 2014 also should no longer be relied upon. Additionally, BDO’s opinion on the consolidated financial statements for the year ended December 31, 2014, as well as BDO’s opinion on the effectiveness of internal control over financial reporting as of December 31, 2014, should no longer be relied upon. Similarly, related press releases and Company presentations describing the Relevant Financial Statements should no longer be relied upon.

In preparing the deferred tax calculations for 2015 the Company found an accounting error in the calculation of the deferred income taxes for the year ended December 31, 2014. The accounting error related to the recognition of a deferred tax liability resulting from the dilution gain realized through the Joint Venture transaction in the third quarter of 2014. The impact of the error on the financial statements for the year ended December 31, 2014, third quarter of 2014, and the first three quarters of 2015 are described below:

•	Recognition of a deferred tax liability as a long-term liability in the amount of $12,922,000 as a new line item on the consolidated balance sheet; and
•	Decrease in the additional paid-in capital of $12,922,000

The above impact is the same for the year ended December 31, 2014, third quarter of 2014, and the first three quarters of 2015.

The foregoing changes had no impact on the consolidated statements of cash flows, the consolidated statements of income/(loss) and comprehensive income/loss). This deferred tax liability does not represent cash taxes payable as at December 31, 2015. The recognition of this deferred tax liability has no impact on the Company’s tax basis in its subsidiaries, the availability of state or national operating loss carryforwards, or any other factors that will impact the Company’s cash taxes in future years.

The Company included in its 2015 annual report on Form 10-K restated, audited consolidated financial statements, including the restated consolidated balance sheet and statement of shareholders’ equity as of December 31, 2014 and the consolidated statements of income/(loss) and comprehensive income/(loss), non-controlling interest and redeemable portion of non-controlling interest, and consolidated statements of cash flows for the period ended December 31, 2014. Additionally, the Company included footnote disclosure of the restated interim financial information for the first three quarters included in the fiscal year ended December 31, 2015, and the third quarter of the fiscal year ended December 2014 along with reconciliations of the previously issued annual and quarterly financial information to the restated information.

The Company’s Chief Financial Officer, in consultation with the Audit Committee, concluded that a material weakness in the Company’s internal control over financial reporting existed as of December 31, 2014. The material weakness related to the preparation and review of deferred tax calculations, and specifically in relation to deferred tax accounting on complex transactions. The Company remediated the weakness by hiring a US tax expert to prepare the Company’s deferred tax calculations and review the Company’s tax returns. The Company’s evaluation of the effectiveness of its internal control over financial reporting is included with the Company’s 2015 annual report on Form 10-K.

The Audit Committee has discussed with BDO the matters described above.

Item 7.01 Regulation FD Disclosure.

On March 30, 2016, the Company issued a press release entitled “Golden Queen Announces Financial Results for the Year Ending December 31, 2015”. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this report related to this item, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release dated March 30, 2016.

* The Exhibit relating to Items 2.02 and 7.01 is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN QUEEN MINING CO. LTD.

Date: March 30, 2016	By:	/s/ Andrée St-Germain
Andrée St-Germain Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated March 30, 2016.

* The Exhibit relating to Items 2.02 and 7.01 is intended to be furnished to, not filed with, the SEC pursuant to General Instruction B.2 of Form 8-K